UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 29, 2009

______________

iMergent, Inc.

(Exact Name of Registrant as Specified in Its Charter)

______________

Delaware	001-32277	87-0591719
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10201 South 51st Street, Phoenix, AZ  85044

(Address of Principal Executive Offices)

(801) 227-0004

(Registrant’s Telephone Number, Including Area Code)

N/A

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.

Regulation FD Disclosure

As previously announced, the Company plans to present at the Wall Street Analyst Forum 20th Annual NYC Analyst Conference to be held in New York City, on September 29, 2009. A copy of the presentation materials to be used for the conference are attached hereto and furnished as Exhibit 99.1.

Item 9.01.

Financial Statements and Exhibits

(d)

Exhibits

Exhibit
Number	Description

99.1	iMergent, Inc. Investor Conference Presentation Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMERGENT, INC.

By:	/s/ JONATHAN R. ERICKSON
Jonathan R. Erickson Chief Financial Officer

Date:  September 29, 2009

3